UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 1, 2020

Date of Report (Date of earliest event reported)

ALLY FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3754	38-0572512
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

Ally Detroit Center

500 Woodward Ave., Floor 10

Detroit, Michigan

48226

(Address of principal executive offices and zip code)

(866) 710-4623

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALLY	New York Stock Exchange
8.125% Fixed Rate/Floating Rate Trust Preferred Securities, Series 2 of GMAC Capital Trust I	ALLY PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 1, 2020, Ally Financial Inc. (“Ally”) entered into an Underwriting Agreement incorporating Ally’s Underwriting Agreement Standard Provisions (Debt Securities) (together, the “Underwriting Agreement”) with BofA Securities, Inc., Deutsche Bank Securities Inc. and Goldman Sachs & Co. LLC, as representatives of the several Underwriters named therein (the “Underwriters”), pursuant to which Ally agreed to sell to the Underwriters $450,000,000 aggregate principal amount of additional 1.450% Senior Notes due 2023 (the “Notes” and such offer and sale of the Notes, the “Offering”). The Notes were registered pursuant to Ally’s shelf registration statement on Form S-3 (File No. 333-234810) (the “Registration Statement”), which became automatically effective on November 21, 2019.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, indemnification obligations of the Company and the Underwriters, and termination and other customary provisions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Notes will be issued pursuant to an Indenture dated as of July 1, 1982, as supplemented and amended by the first supplemental indenture dated as of April 1, 1986, the second supplemental indenture dated as of June 15, 1987, the third supplemental indenture dated as of September 30, 1996, the fourth supplemental indenture dated as of January 1, 1998, and the fifth supplemental indenture dated as of September 30, 1998 (the “Indenture”) between the Company and The Bank of New York Mellon (successor to Morgan Guaranty Trust Company of New York), as trustee, and an action of the executive committee of Ally dated as of December 1, 2020 (the “Executive Committee Action”). The terms of the Notes, other than their issue date and public offering price, will be identical to the terms of the $750,000,000 aggregate principal amount of 1.450% Senior Notes due October 2, 2023 (the “existing notes”), offered and sold by Ally’s prospectus supplement dated September 16, 2020, and the accompanying prospectus. The Notes will form a single series with and will have the same CUSIP number as the existing notes and will trade interchangeably with the existing notes immediately upon settlement.

In connection with the Offering, the Company is filing the Underwriting Agreement, the Executive Committee Action, a legal opinion and consent as, respectively, Exhibit No. 1.1, Exhibit No. 4.1, Exhibit No. 5.1 and Exhibit No. 23.1 to this Form 8-K, each of which is incorporated by reference in its entirety into the Registration Statement. The Indenture is filed as an exhibit to the Registration Statement. The form of Note was filed as Exhibit 4.2 to Ally’s Current Report on Form 8-K filed on September 18, 2020, and incorporated by reference in its entirety into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Report.

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated as of December 1, 2020, among Ally Financial Inc. and BofA Securities, Inc., Deutsche Bank Securities Inc. and Goldman Sachs & Co. LLC, as representatives of the several Underwriters named therein (including Ally’s Underwriting Agreement Standard Provisions (Debt Securities)).

4.1	Action of the Executive Committee of Ally Financial Inc. dated as of December 1, 2020.

4.2	Form of Note (Filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated as of September 18, 2020 (File No. 1-3754), incorporated herein by reference).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY FINANCIAL INC.
(Registrant)

Dated: December 3, 2020

/s/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer and Controller